SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2005

CORAUTUS GENETICS INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	0-27264	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

75 Fifth Street, NW
Suite 313
Atlanta, Georgia 30308
(Address of principal executive offices, including zip code)

(404) 526-6200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.01.     Entry into a Material Definitive Agreement

          On August 10, 2005 Corautus Genetics Inc. entered into a License Agreement and Material Transfer Agreement (the “Agreements”) with Caritas St. Elizabeth’s Medical Center of Boston that could lead to clinical trials by Corautus to test the safety and efficacy of Vascular Endothelial Growth Factor 2 (“VEGF-2”)for the treatment of diabetic neuropathy.  Under the Agreements, Corautus will provide VEGF-2 to Caritas St. Elizabeth’s Medical Center to use in a Phase I trial now underway at Caritas St. Elizabeth’s Medical Center and funded by a grant from the National Institutes of Health.  If the Phase I trial proves promising, Corautus has the exclusive right to move forward with additional later-stage trials using VEGF-2 for the treatment of diabetic neuropathy and will receive the benefit of the data and research that arises out of the Phase I trial conducted by Caritas St. Elizabeth’s Medical Center.

Forward-Looking Statements

          This report may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain factors, risks and uncertainties that may cause actual results, events and performances to differ materially from those referred to in such statements. These risks include statements that address operating performance, events or developments that we expect or anticipate will occur in the future, such as projections about our ongoing clinical trial, including its cost, projections about our future results of operations or our financial condition, benefits from entering into the Agreements with Caritas St. Elizabeth’s Medical Center of Boston regarding diabetic neuropathy, benefits from the alliance with Boston Scientific, benefits from manufacturing agreements,  research, development and commercialization of our product candidates, sufficient and timely enrollment of suitable patients in our clinical trial, whether early-stage clinical trial results are any indication of results in subsequent clinical trials, anticipated trends in our business, manufacture of sufficient and acceptable quantities of our proposed products on a timely and cost efficient basis, approval of our product candidates, meeting additional capital requirements and other risks that could cause actual results to differ materially. These risks are discussed in Corautus Genetics Inc.’s Securities and Exchange Commission filings, including, but not limited to, the risks discussed in Corautus’ Annual Report on Form 10-K for the year ended December 31, 2004 filed March 22, 2005, all of which are incorporated by reference into this report. All forward-looking statements included in this document are based on information available to Corautus on the date hereof, and Corautus assumes no obligation to update any such forward-looking statements.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: August 16, 2005	/s/ JACK W. CALLICUTT

Jack W. Callicutt
Vice President - Finance and Administration
Chief Accounting Officer